April 28, 2022 First-Quarter 2022 Results Exhibit 99.2

Q1 2022 Earnings Call Details Live Webcast Dial-In Numbers (844) 200-6205 Domestic (929) 526-1599 International Access code 380751 Webcast at www.altramotion.com Replay Available through May 12, 2022 (866) 813 9403 Domestic* +44 (204) 525-0658 International* Conference ID: 231825 Webcast replay at www.altramotion.com

SAFE HARBOR STATEMENT Forward-Looking Statements  All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” "will,” “guidance,” “outlook,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under the “Business Outlook” section and statements related to management's expectations regarding (a) the Company’s ability to expediently de-lever the balance sheet and take advantage of “Altra-like” M&A opportunities , (b) the Company’s commitment to maintaining sustainable business practices and delivering value for all stakeholders across a range of ESG topics identified as most important through the Company’s first materiality assessment, (c) the expected benefits and integration of the acquisition of Nook Industries, including achieving targeted synergies, (d) margin expansion and free cash flow conversion , (e) the Company’s ability to execute on pricing initiatives and be ahead of the price cost curve in the second half of 2022, (f) the Company’s expectations for adjusted EBITDA growth in 2022, (g) leveraging the Company’s technology differentiation and the Altra Business System tools in strong secular markets to attempt to achieve 3% to 5% annual organic growth, (h) the Company's ongoing efforts to support strong underlying demand and manage supply chain constraints, (i) the Company actively managing the portfolio through disciplined M&A to drive further upside, (j) the Company’s expectations for fiscal year 2022, (k) execution of the Company’s strategy to optimize its position as a premier industrial company and deliver strong and sustainable returns for shareholders, (l) the Company’s sales prospects through the remainder of 2022 and (m) the Company’s ability to generate cash. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad, including, but not limited to, changes as a result of the war in Ukraine, and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain including the impact of the global semiconductor chip shortage, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues involving the Company’s facilities or the Company’s customers, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) impairment or reduction of goodwill or intangible assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with enhancements to our enterprise resource planning system, (23) risks associated with the Nook Industries and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) disruption of our supply chain, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) exposure to United Kingdom political developments, including the effect of its withdrawal from the European Union, and the uncertainty surrounding the effect of Brexit and related negative developments in the European Union and elsewhere, (33) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (34) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (35) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, including the impact of the pandemic on manufacturing and supply capabilities throughout the world, (36) adverse conditions in the credit and capital markets limiting or preventing the Company’s and its customers’ and suppliers’ ability to borrow or raise capital, (37) the Company’s ability to invest in new technologies and manufacturing techniques and to develop or adapt to changing technology and manufacturing techniques, (38) defects, quality issues, inadequate disclosure or misuse with respect to our products and capabilities, (39) changes in labor or employment laws, (40) the Company’s ability to recruit, retain and motivate key sales, marketing or engineering personnel, (41) unplanned repairs or equipment outages, (42) changes in the Company’s tax rates, or exposure to additional income tax liabilities or assessments, as well as audits by tax authorities, (43) the risks associated with the Company’s ability to successfully divest or otherwise dispose of businesses that are deemed not to fit with our strategic plan or are not achieving the desired return on investment and (44) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

AGENDA & SPEAKERS Executive Overview Q1 2022 Financial Performance 2022 Guidance Q&A Carl Christenson Chairman & Chief Executive Officer Todd Patriacca Executive Vice President, Chief Financial Officer and Treasurer

Q1 2022 EXECUTIVE OVERVIEW Strong Performance & Momentum Executing Strategy Broad-based demand drove strong sales & bookings Record-level quarterly sales: $512M, up 8.4% YOY; up 13.6% on pro forma basis* 115% book-to-bill ratio   Pricing initiatives taking hold Pricing drove 150 bps sequential adjusted EBITDA margin* growth GAAP diluted EPS of $0.69, up 15% YOY   Non-GAAP diluted EPS of $0.91, up 5.8% YOY (up 16.4% on proforma basis)*  Portfolio transformation underway Nook integration on track: accretive to earnings in Q1 and early synergy capture Completed JVS sale: removed non-core business & strengthens capital allocation optionality Executing on capital allocation priorities  De-levered balance sheet: Net leverage lowered to 2.3x net debt to adjusted EBITDA*   Returning capital to shareholders: Raised quarterly dividend, new share repurchase program  Investing in profitable growth: prioritizing disciplined M&A & high return organic investments Published inaugural sustainability report  Long history of sustainable business practices  Materiality assessment identified ESG priorities  Committed to enhancing data collection and further quantifying impact  *See appendix for discussion and reconciliation of non-GAAP measures Revises 2022 Guidance following JVS sale; raises 2022 Guidance for ongoing businesses

* Pro forma for the divestiture of Jacobs Vehicle Systems. Non-core markets (not shown) include distribution with no associated market classification (21% of total sales), mining & metals (7%), transportation (6%), oil & gas (2%) and other miscellaneous general industrial market segments (13%). Global digitalization and industrial IoT; Macro trends in collaborative robotics Increased infrastructure spending Aging population, long term growth of non-invasive and robotic surgeries Secular Growth Drivers Advances in warehousing automation; Localization of e-commerce logistics Continued defense spending; Anticipated rebound of commercial aero Global sustainability movement and support for renewable energy % of AIMC Sales LTM Factory Automation & Specialty Machinery Turf & Garden, Ag, Construction Medical Renewable Energy Material Handling Aerospace & Defense Q1 Trend Core Markets         STRONG DEMAND ACROSS END MARKETS SUPPORTED BY SECULAR GROWTH TRENDS *

Actively Manage the Portfolio Maximize Organic Growth 1 2 Ongoing Margin Expansion Focus 3 EXECUTING ON OUR STRATEGY TO UNLOCK PROFITABLE GROWTH POTENTIAL AS PREMIER INDUSTRIAL COMPANY World-Class Altra Business System Cash-Generative Operating Model & Disciplined Capital Allocation Embedded Core Values / Engaged Culture / Sustainability in Motion FOUNDATIONAL VALUE DRIVERS

Q1 2022 Q1 2021 YOY Change Q1 2022 Q1 2021 YOY Change Sales Organic Sales Growth* FX $511.7M $472.1M 8.4% $466.2 $410.5 13.6% 7.9%      5.4% 180 bps 330 bps GAAP Diluted EPS $0.69 $0.60 15% Non-GAAP Diluted EPS* $0.91 $0.86 5.8% $0.78 $0.67 16.4% GAAP Income from Operations Margin 13.2% 13.8% (60 bps) Non-GAAP Income from Operations Margin* 17.6% 17.8% (20 bps) 17.3% 16.9% 40 bps GAAP Gross Profit Margin 35.2% 36.4% (120 bps) Non-GAAP Gross Profit Margin* 35.5% 36.4% (90 bps) 36.3% 37.5% (120 bps) Non-GAAP Adjusted EBITDA Margin* 20.1% 21.5% (140 bps) 20.1% 20.4% (30 bps) *See appendix for discussion and reconciliation of non-GAAP measures FIRST QUARTER 2022 RESULTS PRO FORMA: EXCLUDING JVS INCLUDING JVS

Target leverage = 2.0x to 3.0x Solid Liquidity Progress De-Levering the Balance Net Debt / Adjusted EBITDA* 12/31/2021 Nook Acquisition * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations. MAINTAINING STRONG BALANCE SHEET 4/8/22 JVS Sale Q1 2022 BALANCE SHEET HIGHLIGHTS ($42.7M) Non-GAAP Free Cash Flow * +$80M Operating Working Capital* Increase $17.8M Capital Expenditures $395M Available under our Revolving credit facility $184M Cash & equivalents As of March 31, 2022: **Calculated in accordance with the provisions of Altra’s Credit Facility

Investing in Profitable Growth High-return organic investments Quarterly dividend $0.09 Returning Capital to Shareholders Maintaining a Strong Balance Sheet Align Altra with Secular Growth Trends via: Consistent Priorities Disciplined & accretive M&A $300 million stock repurchase program * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations. Leverage at low end of target range* Proceeds from JVS sale used to paydown debt Additional targeted debt paydown of $100m in 2022 EXECUTING AGAINST OUR CAPITAL ALLOCATION PRIORITIES

($ in millions) Current 2022 Guidance   Prior 2022 Guidance Current 2022 Guidance 2022 Proforma Guidance vs Prior 2022 Proforma Guidance* Sales $1,900.5 to $1,940.5 $1,831 to $1,871 $1,855 to $1,895 1.3%  GAAP Diluted EPS $2.59 to $2.69 $2.37 to $2.45 $2.54 to $2.64 Non-GAAP Diluted EPS* $3.35 to $3.50 $3.08 to $3.23 $3.22 to $3.37 4.5% to 4.3% Non-GAAP Adjusted EBITDA* $388 to $403 $362.4 to $377.4 $378.7 to $393.7 4.5% to 4.3% Capital Expenditures $50 to $55 $45 to $50 $50 to $55 Depreciation & Amortization $95 to $100 $100 to $110 $95 to $100 Non-GAAP Free Cash Flow* $125 to $140 $170 to $200 $125 to $140 Tax Rate (before discrete items) 22% to 23% 22% to 23% 22% to 23% *See appendix for discussion and reconciliation of non-GAAP measures UPDATED 2022 GUIDANCE       Updated 2022 Guidance        (Including JVS through April 8, 2022) Pro forma 2022 Guidance* (Excluding JVS contribution) Pro forma YOY Change (%)*

($ in millions) Pro Forma Current 2022 Guidance* Pro Forma 2021 Results* 2022 Proforma Guidance vs 2021 Proforma Results** Pro Forma Net Sales* $1,855 to $1,895 $1,706.3 8.7% to 11.1% Pro Forma Non-GAAP Diluted EPS* $3.22 to $3.37 $2.75 17.1% to 22.5% Pro Forma Non-GAAP Adjusted EBITDA* $378.7 to $393.7 $340.8 11.1% to 15.5% Pro Forma Non-GAAP Adjusted EBITDA Margin* 20.4% to 20.8% 20.0% 40 bps to 80 bps *See appendix for discussion and reconciliation of non-GAAP measures **Proforma YOY change compares current 2022 proforma guidance (excluding JVS) to 2021 proforma results (excluding JVS). See next slide for details on 2021 proforma results. CURRENT 2022 PRO FORMA GUIDANCE VS PRO FORMA 2021 RESULTS*       Updated Pro Forma 2022 Guidance*        (Excluding JVS contribution) Pro forma 2021 Results* (Excluding JVS contribution) Pro forma YOY Change (%)*

* This pro forma information gives effect to the recently completed divestiture of JVS.  Such pro forma information is based on certain assumptions and adjustments and does not purport to present Altra’s actual results of operations or financial condition, nor is it necessarily indicative of the results of operations that may be achieved in the future.  The non-GAAP adjusted EBITDA for JVS for 2021 full year and by quarter cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. PRO FORMA 2021 RESULTS* Pro Forma quarterly and full year results excluding JVS contribution (amounts in millions, except percentage and per share information) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Pro Forma Net Sales* $410.5 $436.5 $428.0 $431.3 $1,706.3 Pro Forma Gross Profit* $154.0 $161.8 $162.8 $149.3 $627.9 Pro Forma Gross Profit* as a percent of Pro Forma Net Sales* 37.5% 37.1% 8.0% 34.6% 36.8% Pro Forma Non-GAAP Income From Operations* $69.2 $73.3 $76.8 $61.9 $281.2 Pro Forma Non-GAAP Income From Operations* as a percent of Pro Forma Net Sales* 16.9% 16.8% 17.9% 14.4% 16.5% Pro Forma Non-GAAP Diluted Earnings Per Share* $0.67 $0.74 $0.75 $0.59 $2.75 Pro Forma Non-GAAP Adjusted EBITDA* $83.9 $88.3 $90.2 $78.4 $340.8 Pro Forma Non-GAAP Adjusted EBITDA* as a percent of Pro Forma Net Sales* 20.4% 20.2% 21.1% 18.2% 20.0%

3 2 1 Record setting quarter -- record revenue & strong bookings Sequential margin expansion De-levered balance sheet Revising 2022 guidance & on track to achieve 2024 goals Non-core JVS business removed from portfolio Increasing exposure to markets with secular growth trends Delivering on capital allocation priorities -- maintaining healthy balance sheet, investing in growth and returning capital to shareholders Unleashing Altra’s Potential as a Premier Industrial Company KEY TAKEAWAYS Aligning with secular trends, executing with discipline & accelerating profitable growth. Positioning Altra For Long-term Success as a Market Compounder Building From a Position of Strength Progress Executing our Transformation

Q&A

Appendix Non-GAAP Reconciliations

*DISCUSSION OF NON-GAAP MEASURES The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales and Organic Sales Growth Organic Sales in this release are net sales excluding the impact of foreign currency translation and acquisitions. Organic Sales can be expressed as a dollar amount or a percentage rate when describing Organic Sales Growth. Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, Non-GAAP Operating Income Margin, and Non-GAAP Net Income and Non-GAAP Diluted EPS Guidance Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, and Non-GAAP Net Income and Non-GAAP Diluted Earnings Per Share Guidance exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Diluted Earnings Per Share is calculated by dividing Non-GAAP Net Income by GAAP weighted average shares outstanding (diluted). Non-GAAP Operating Income Margin is calculated by dividing Non-GAAP Income From Operations by GAAP Net Sales. Non-GAAP Gross Profit Non-GAAP gross profit excludes amortization of inventory fair value adjustment. Non-GAAP gross profit margin is calculated by dividing Non-GAAP gross profit by GAAP Net Sales. Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Guidance Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Guidance represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Adjusted EBITDA Margin Non-GAAP Adjusted EBITDA Margin is calculated by dividing Non-GAAP Adjusted EBITDA by GAAP Net Sales. Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Guidance Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Guidance is calculated by deducting purchases of property, plant and equipment. Non-GAAP Operating Working Capital Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net Debt is calculated by subtracting cash and cash equivalents from total gross debt. Pro Forma Net Sales, Pro Forma Net Sales Guidance, Pro Forma Net Income, Pro Forma GAAP Diluted Earnings Per Share Guidance, Pro Forma Non-GAAP Earnings per Diluted Share, Pro Forma Non-GAAP Earnings per Diluted Share Guidance, Pro Forma Non-GAAP Adjusted EBITDA, Pro Forma Non-GAAP Adjusted EBITDA Guidance, Pro Forma Non-GAAP Adjusted EBITDA Margin, Pro Forma Non-GAAP Adjusted EBITDA Margin Guidance, Pro Forma Non-GAAP Operating Income Margin, Pro Forma Non-GAAP Income From Operations, Pro Forma Non-GAAP Gross Profit, Pro Forma Non-GAAP Gross Profit as a Percent of Pro Forma Net Sales, Pro Forma Organic Sales and Pro Forma Organic Sales Growth, Pro Forma Non-GAAP Free Cash Flow Guidance Pro Forma GAAP and Pro Forma Non-GAAP financial measures and guidance excludes the impact of the JVS business.

Appendix Non-GAAP Measures* Q1 2022 Q1 2021 Net income $44.8 $39.2 Restructuring costs 0.4 0.9 Acquisition related stock compensation expense — 0.3 Acceleration of stock compensation expense upon retirement 0.6 — Acquisition related amortization expense 14.0 17.6 Non-cash amortization of interest rate swap expense — 3.1 Acquisition related expenses 0.2 — Amortization of inventory fair value adjustment 1.2 — Tax impact of above adjustments (3.9) (1) (4.6) (2) Impairment charges 6.1 — Tax benefit due to asset held for sale impairment charge (3.8) — Non-GAAP Net Income* $59.6 $56.5 Non-GAAP Earnings Per Diluted Share* $0.91 $0.86 Reconciliation of Pro Forma Non-GAAP Diluted Earnings Per Share: Non-GAAP Earnings Per Diluted Share* $0.91 $0.86 JVS Non-GAAP Earnings Per Diluted Share* (0.13) (0.19) Pro Forma Non-GAAP Earnings Per Diluted Share* $0.78 $0.67 (1) Tax impact is calculated by multiplying the estimated effective tax rate for the preiod of 23.9% by the above items (2) Tax impact is calculated by multiplying the estimated effective tax rate for the period of 21.1% by the above items *Reconciliation of Non-GAAP Adjusted Free Cash Flow (amounts in millions) Q1 2022 Q1 2021 Net cash flows from operating activities $(24.9) $36.2 Purchase of property, plant and equipment (17.8) (9.6) Non-GAAP Free Cash Flow * $(42.7) $26.6 *Reconciliation of Net Debt (amounts in millions) Q1 2022 Q4 2021 Total gross debt $1,406.0 $1,414.3 Cash (183.7) (246.1) Net Debt* $1,222.3 $1,168.2 *Reconciliation of Non-GAAP Operating Working Capital (amount in millions) Q1 2022 Q4 2021 Trade receivables, net $269.6 $224.5 Inventories 308.3 267.8 Accounts Payable (179.0) (173.3) Non-GAAP Operating Working Capital * $398.9 $319.0

Appendix Non-GAAP Measures* * Reconciliation of Non-GAAP Income from operations (amount in millions) Q1 2022 Q1 2021 Income from operations $67.6 $65.1 Restructuring costs 0.4 0.9 Acquisition related stock compensation expense - 0.3 Acceleration of stock compensation expense upon retirement 0.6 - Acquisition related amortization expense 14.0 17.6 Acquisition related expenses 0.2 - Impairment charges 6.1 - Amortization of inventory fair value adjustment 1.2 - Non-GAAP Income From Operations* $90.1 $83.9 Reconciliation of Pro Forma Non-GAAP Income From Operations: Non-GAAP Income From Operations* $90.1 $83.9 JVS Non-GAAP Income From Operations (9.3) (14.7) Pro Forma Non-GAAP Income From Operations* $80.8 $69.2 *Reconciliation of Organic Sales and Organic Sales Growth (amounts in millions except percentage information) Q1 2022 Q1 2022 Net sales $511.7 Net sales growth 8.4% Foreign currency translation (8.7) Foreign currency translation (1.8%) Nook acquisition (11.1) Nook acquisition (2.3%) Organic Sales* $509.3 Organic Sales Growth* 7.9% Reconciliation of Pro Forma Organic Sales and Organic Sales Growth: Net sales 511.7 Net sales growth 8.4% JVS net sales (45.5) JVS net sales 5.2% Pro Forma Net Sales* $466.2 Pro Forma Net Sales growth* 13.6% Foreign currency translation (9.2) Foreign currency translation (2.2%) Nook acquisition (11.1) Nook acquisition (2.7%) Pro Forma Organic Sales* $464.3 Pro Forma Organic Sales Growth* 13.1%

Appendix Non-GAAP Measures* *Reconciliation of Non-GAAP Gross Profit (amounts in millions) Q1 2022 Q1 2021 Gross profit $180.3 $171.7 Gross profit as a percent of net sales 35.2% 36.4% Amortization of inventory fair value adjustment 1.2 - Non-GAAP Gross Profit* $181.5 $171.7 Non-GAAP gross profit as a percent of net sales* 35.5% 36.4% Reconciliation of Pro Forma Non-GAAP Gross Profit: Non-GAAP Gross Profit* 181.5 171.7 JVS gross profit (12.5) (17.7) Pro Forma Non-GAAP Gross Profit* $169.0 $154.0 Pro Forma Non-GAAP Gross Profit as a percent of Pro Forma Net Sales* 36.3% 37.5%

Appendix
Non-GAAP Measures*

* Reconciliation of Non-GAAP Income from operations by segment
(amount in millions)

	Quarter Ended March 31, 2022				
	Power Transmission Technologies	Automation and Specialty	Corporate	Inter-segment eliminations	Total
Net sales	$ 253.7	$ 259.2	$ -	$ (1.2)	$ 511.7
JVS net sales	-	(45.5)	-	-	(45.5)
Pro Forma Net Sales*	$ 253.7	$ 213.7	$ -	$ (1.2)	$ 466.2
Income from operations	$ 32.3	$ 35.2	$ 0.1	$ -	$ 67.6
Restructuring costs	-	0.4	-	-	0.4
Acceleration of stock compensation expense upon retirement	-	-	0.6	-	0.6
Acquisition related amortization expense	2.1	11.9	-	-	14.0
Acquisition related expenses	-	-	0.2	-	0.2
Impairment charges	-	6.1	-	-	6.1
Amortization of inventory fair value adjustment	-	1.2	-	-	1.2
Non-GAAP Income From Operations*	$ 34.4	$ 54.8	$ 0.9	$ -	$ 90.1
Non-GAAP Income From Operations as a percentage of Segment net sales*	13.6%	21.1%			17.6%
Reconciliation of Pro Forma Non-GAAP Income From Operations:					
Non-GAAP Income From Operations*	$ 34.4	$ 54.8	$ 0.9	$ -	$ 90.1
JVS Non-GAAP Income From Operations	-	(9.3)	-	-	(9.3)
JVS stranded costs	-	1.1	(1.1)	-	-
Pro Forma Non-GAAP Income From Operations*	$ 34.4	$ 46.6	$ (0.2)	$ -	$ 80.8
Pro Forma Non-GAAP Income From Operations as a percent of Pro Forma Net Sales*	13.6%	21.8%			17.3%

* Reconciliation of Non-GAAP Income from operations by segment
(amount in millions)

	Quarter Ended March 31, 2021				
	Power Transmission Technologies	Automation and Specialty	Corporate	Inter-segment eliminations	Total
Net sales	$ 221.0	$ 252.1	$ -	$ (1.0)	$ 472.1
JVS net sales	-	(61.6)	-	-	(61.6)
Pro Forma Net Sales*	$ 221.0	$ 190.5	$ -	$ (1.0)	$ 410.5
Income/(loss) from operations	$ 27.2	$ 41.1	$ (3.2)	$ -	$ 65.1
Restructuring costs	0.6	0.3	-	-	0.9
Acquisition related stock compensation expense	-	-	0.3	-	0.3
Acquisition related amortization expense	2.1	15.5	-	-	17.6
Non-GAAP Income From Operations*	$ 29.9	$ 56.9	$ (2.9)	$ -	$ 83.9
Non-GAAP Income From Operations as a percentage of Segment net sales*	13.5%	22.6%			17.8%
Reconciliation of Pro Forma Non-GAAP Income From Operations:					
Non-GAAP Income From Operations*	$ 29.9	$ 56.9	$ (2.9)	$ -	$ 83.9
JVS Non-GAAP Income From Operations	-	(14.7)	-	-	(14.7)
JVS stranded costs		1.2	(1.2)	-	-
Pro Forma Non-GAAP Income From Operations*	$ 29.9	$ 43.4	$ (4.1)	$ -	$ 69.2
Pro Forma Non-GAAP Income From Operations as a percent of Pro Forma Net Sales*	13.5%	22.8%			16.9%

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Appendix Non-GAAP Measures* * Reconciliation of Non-GAAP Operating Income and Non-GAAP Operating Income Margin (amount in millions) Quarter Ended March 31, 2022 GAAP Operating Income Adjustments Non-GAAP Operating Income* Net Sales $511.7 $- $511.7 Cost of sales 331.4 1.2 330.2 Gross profit 180.3 1.2 181.5 Operating expenses Selling, general and administrative expenses 88.6 14.8 73.8 Impairment charges 6.1 6.1 - Research and development expenses 17.6 - 17.6 Restructuring costs 0.4 0.4 - Income from Operations 67.6 22.5 90.1 GAAP and Non-GAAP Income From Operations as a percent of net sales* 13.2% 17.6% Reconciliation of Pro Forma Income From Operations: Income from operations $67.6 $22.5 $90.1 JVS GAAP and Non-GAAP Income From Operations* (3.2) (6.1) (9.3) Pro Forma Income From Operations* $64.4 $16.4 $80.8 Pro Forma GAAP and Pro Forma Non-GAAP Income From Operations as a percent of Pro Forma Net Sales* 13.8% 17.3% * Reconciliation of Non-GAAP Operating Income and Non-GAAP Operating Income Margin (amount in millions) Quarter Ended March 31, 2021 GAAP Operating Income Adjustments Non-GAAP Operating Income* Net Sales $472.1 $- $472.1 Cost of sales 300.4 - $300.4 Gross profit 171.7 - 171.7 Operating expenses Selling, general and administrative expenses 89.8 17.9 71.9 Research and development expenses 15.9 - 15.9 Restructuring and consolidation costs 0.9 0.9 - Income from Operations 65.1 18.8 83.9 GAAP and Non-GAAP Income from operations as a percent of net sales * 13.8% 17.8% Reconciliation of Pro Forma Income From Operations: Income from operations $65.1 $18.8 $83.9 JVS GAAP and Non-GAAP Income From Operations* (10.5) (4.2) (14.7) Pro Forma Income From Operations* $54.6 $14.6 $69.2 Pro Forma GAAP and Pro Forma Non-GAAP Income From Operations as a percent of Pro Forma Net Sales* 13.3% 16.9%

Appendix Non-GAAP Measures* "*Reconciliation of 2022 Non-GAAP Net Income Guidance and Non-GAAP Diluted EPS Guidance " (Amounts in millions except per share information) Projected Fiscal Year 2022 Net Income Fiscal Year 2022 Diluted earnings per share Net income and diluted earnings per share $169.7 - $176.0 $2.59 - $2.69 Pro Forma impact of JVS divestiture, net of tax (3.0) (0.05) Pro Forma Net Income and Diluted Earnings Per Share $166.7 - $173.0 $2.54 - $2.64 Restructuring costs 2.0 - 3.0 Acquisition related expenses 0.6 - 1.0 Amortization of inventory fair value adjustment 2.3 Acquisition related amortization expense 52.0 - 55.0 Acceleration of stock compensation expense upon retirement 0.6 Impairment charges 6.1 Tax impact of above adjustments (1) (2) (14.0) - (15.0) Non-GAAP Net Income and Non-GAAP Diluted EPS Guidance* $219.3 - $229.0 $3.35 - $3.50 Pro Forma impact of JVS divestiture, net of tax (8.3) (0.13) Pro Forma Non-GAAP Net Income and Pro Forma Non-GAAP Diluted EPS Guidance* $211.0 - $220.7 $3.22 - $3.37 (1) Adjustments are made pre-tax, with net tax impact listed separately (2) Tax impact is calculated by multiplying the estimated effective tax rate for the period of 22.0% - 23.0% "*Reconciliation of 2022 Non-GAAP Adjusted EBITDA Guidance " (Amounts in millions ) Fiscal Year 2022 Net income $169.7 - $176.0 Acquisition related expenses 0.6 - 1.0 Interest expense 48.0 - 50.0 Tax expense 49.3 - 49.6 Depreciation expense 43.0 - 45.0 Impairment charges 6.1 Stock based compensation 15.0 Restructuring costs 2.0 - 3.0 Acquisition related amortization expense 52.0 - 55.0 Amortization of inventory fair value adjustment 2.3 Non-GAAP Adjusted EBITDA* $388.0 - $403.0 Pro Forma impact of JVS divestiture, net of tax (9.3) Pro Forma Non-GAAP Adjusted EBITDA* $378.7 - $393.7 "*Reconciliation of 2022 Non-GAAP Free Cash Flow Guidance " (Amounts in millions ) Fiscal Year 2022 Net cash flows from operating activities $175.0 - $195.0 Purchase of property, plant and equipment (50.0) - (55.0) Non-GAAP Free Cash Flow Guidance* $125.0 - $140.0

Appendix
Non-GAAP Measures*

*Reconciliation of Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Margin
(amounts in millions)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	LTM
Net income (loss)	$40.8	$35.4	($87.7)	$44.8	$33.3
(Gain) loss on foreign currency and other, net	(0.8)	0.2	1.9	(0.6)	0.7
Impairment charges	-	-	142.4	6.1	148.5
Tax (benefit) expense	9.9	10.2	(50.5)	11.6	(18.8)
Interest expense, net	16.5	16.1	45.0	11.3	88.9
Depreciation expense	13.3	13.0	12.5	10.2	49.0
Acquisition related expenses	0.4	0.3	0.8	0.2	1.7
Acquisition related amortization expense	17.7	17.6	17.5	14.0	66.8
Stock compensation expense	4.0	3.5	4.7	3.9	16.1
Restructuring and consolidation costs	0.8	0.7	0.6	0.4	2.5
Amortization of inventory fair value adjustment	-	-	-	1.2	1.2
Non-GAAP Adjusted EBITDA*	$102.6	$97.0	$87.2	$103.1	$389.9
Estimated Nook Industries Non-GAAP Adjusted EBITDA *					$ 6.1
Pro Forma Combined Non-GAAP Adjusted EBITDA					$396.0
Non-GAAP Adjusted EBITDA as a percentage of net sales*	*21.0%*	*20.7%*	*18.6%*	*20.1%*	*20.1%*

* Based upon management's estimate of Nook's financial results for the last three quarters of 2021. Nook's actual historical results have not yet been subject to an audit and cannot be verified at this point in time. Moreover, the non-GAAP adjusted EBITDA of Nook for the last three quarters of 2021 cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. Nonetheless, management believes that an estimate of Nook's Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any.

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Appendix
Non-GAAP Measures*

*Reconciliation of pro forma quarterly and full year results without JVS
(amounts in millions, except percentage and per share information)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021
Reconciliation to Pro Forma Net Sales*:					
Net Sales	$ 472.1	$ 488.6	$ 469.3	$ 469.8	$ 1,899.8
JVS Net Sales	(61.6)	(52.1)	(41.3)	(38.5)	(193.5)
Pro Forma Net Sales*	$ 410.5	$ 436.5	$ 428.0	$ 431.3	$ 1,706.3
Reconciliation to Pro Forma Gross Profit*:					
Gross Profit	$ 171.7	$ 175.9	$ 169.9	$ 157.9	$ 675.4
JVS gross profit	(17.7)	(14.1)	(7.1)	(8.6)	(47.5)
Pro Forma Gross Profit*	$ 154.0	$ 161.8	$ 162.8	$ 149.3	$ 627.9
Pro Forma Gross Profit as a percentage of Pro Forma Net Sales	37.5%	37.1%	38.0%	34.6%	36.8%
Reconciliation to Non-GAAP Pro Forma Income From Operations*:					
Non-GAAP Income From Operations*	$ 83.9	$ 84.6	$ 80.6	$ 67.8	$ 316.9
JVS Non-GAAP Income From Operations	(14.7)	(11.3)	(3.8)	(5.9)	(35.7)
Non-GAAP Pro Forma Income From Operations*	$ 69.2	$ 73.3	$ 76.8	$ 61.9	$ 281.2
Non-GAAP Pro Forma Income From Operations as a percent of Pro Forma Net Sales*	16.9%	16.8%	17.9%	14.4%	16.5%
Reconciliation to Pro Forma Non-GAAP Diluted Earnings Per Share*:					
Non-GAAP Diluted Earnings Per Share*	$ 0.86	$ 0.89	$ 0.80	$ 0.67	$ 3.22
JVS Non-GAAP Diluted Earnings Per Share	(0.19)	(0.15)	(0.05)	(0.08)	(0.47)
Pro Forma Non-GAAP Diluted Earnings Per Share*	$ 0.67	$ 0.74	$ 0.75	$ 0.59	$ 2.75
Reconciliation to Non-GAAP Pro Forma Adjusted EBITDA*:					
Non-GAAP Adjusted EBITDA*	$ 101.6	$ 102.6	$ 97.0	$ 87.2	$ 388.4
JVS Non-GAAP Adjusted EBITDA	(17.7)	(14.3)	(6.8)	(8.8)	(47.6)
Non-GAAP Pro Forma Adjusted EBITDA*	$ 83.9	$ 88.3	$ 90.2	$ 78.4	$ 340.8
Non-GAAP Pro Forma Adjusted EBITDA as a percent of Pro Forma Net Sales*	20.4%	20.2%	21.1%	18.2%	20.0%

* This pro forma information gives effect to the recently completed divestiture of JVS. Such pro forma information is based on certain assumptions and adjustments and does not purport to present Altra's actual results of operations or financial condition, nor is it necessarily indicative of the results of operations that may be achieved in the future. The non-GAAP adjusted EBITDA for JVS for 2021 full year and by quarter cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management.

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